UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2003

Date of report (Date of earliest event reported)

ENCORE MEDICAL CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26538	65-0572565
(Commission File Number)	(IRS Employer Identification No.)

9800 Metric Blvd., Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 832-9500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated December 19, 2003.

Item 9. Regulation FD Disclosure

On December 19, 2003, Encore Medical Corporation issued a press release announcing the closing on December 18, 2003 of the sale of 1,275,000 shares of its common stock by certain selling stockholders pursuant to the full exercise by the Underwriters of their over-allotment option granted in connection with the Company’s recent public offering of 8,500,000 shares of its common stock, which closed on December 16, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: December 19, 2003	By:	/s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 19, 2003.

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